ASSIGNMENT OF
                      PERMITS AND WARRANTIES


          Angeles Partners 16, a California limited partnership, in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof is hereby acknowledged, by North Prior, L.L.C., a Delaware limited liability company with an address of 739 Vandalia, St. Paul, MN 55114 ("Assignee") hereby assigns unto Assignee its successors and assigns:

          All of Assignor's right, title and interest in and to all those permits and warranties and all renewals, modifications and amendments thereof which concern the maintenance and/or operation of the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of St. Paul, Ramsey County, Minnesota, commonly known as bounded and described as more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively, the "Premises"), subject to the covenants, conditions and provisions also mentioned in each of the said permits and Warranties.

     IN WITNESS WHEREOF, this Assignment of Permits and Warranties has been duly signed and sealed by the parties hereto as of the 12th day of June, 1995.


                              ASSIGNOR:

                              ANGELES PARTNERS 16,
                              a California limited partnership


                              By:  Angeles Realty Corporation II,
                                   a California corporation,
                                   General Partner


                              By: /s/ Robert D. Long, Jr.
                                  Its: CAO/Controller

                              ASSIGNEE:

                              NORTH PRIOR, L.L.C.
                              a Delaware limited liability company


                              By:  NORTH PRIOR CORPORATION,
                                   a Minnesota corporation,
                                   Chief Manager


                              By: /s/ Gerald L. Trooien
                                 Gerald L. Trooien, President

                            EXHIBIT A

                       Property Description

                            EXHIBIT B